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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                               -------------------


                                 October 7, 1996
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                (Date of Report; Date of Earliest Event Reported)


                           THOMAS & BETTS CORPORATION
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             (Exact Name of Registrant as specified in its Charter)


Tennessee                             1-4682                     22-1326940
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(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                            Identification No.)



                 1555 Lynnfield Road, Memphis, Tennessee 38119
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              (Address of Principal Executive Offices) (Zip Code)


                                 (901) 682-7766
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              (Registrant's telephone number, including area code)



                                       N/A
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          (Former name or former address, if changed since last report)


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Items 1-4.  Not Applicable.
            ---------------

Item 5.     Other Events.
            -------------

           On October 7, 1996, Thomas & Betts Corporation, a Tennessee corporation (the "Company"), and Augat Inc., a Massachusetts corporation ("Augat"), announced that they had entered into an Agreement and Plan of Merger, dated as of October 7, 1996 (the "Merger Agreement").

           The Merger Agreement provides for, among other things, the merger (the "Merger") of EG Acquisitions Corp., a newly organized Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), with and into Augat upon the terms and subject to the conditions contained in the Merger Agreement.

           The Company and Augat issued a joint press release (the "Joint Press Release") dated October 7, 1996, describing, among other things, certain terms of the Merger and the Merger Agreement.

           The foregoing description is qualified in its entirety by reference to the Merger Agreement, attached hereto as Exhibit 2.1 and incorporated by reference herein and the Joint Press Release, attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 6.    Not Applicable.
           ---------------

Item 7.    Financial
           Statements Pro Forma Financial Information and Exhibits.
           --------------------------------------------------------

(a)-(b)   Not Applicable.
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   (c)    Exhibits.
          --------

          2.1. Agreement and Plan of Merger, among Thomas & Betts Corporation, Augat Inc. and EG Acquisitions Corp., dated as of October 7, 1996.

          99.1. Joint Press Release of Thomas & Betts Corpo-ration and Augat Inc., dated October 7, 1996.

Item 8.  Not Applicable.
         --------------


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 7, 1996


                                   THOMAS & BETTS CORPORATION



                                   By /s/ Jerry Kronenberg
                                      -------------------------------------
                                      Name:  Jerry Kronenberg
                                      Title: Vice President/General Counsel


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